EXHIBIT A


     Pursuant to Rule 13d-1(k)(1)(iii) promulgated by the Securities and Exchange Commission, the undersigned agree that the statement to which this
Exhibit is attached is filed on their behalf and in the capacities set out herein below.


Dated: February 9, 2000            HANSEATIC CORPORATION


                                   By /s/ Paul A. Biddelman
                                     ----------------------------
                                     Paul A. Biddelman


Dated: February 9, 2000            /s/ Wolfgang Traber
                                   ------------------------------
                                   Wolfgang Traber